Praxis Small Cap Index Fund Class A Shares (MMSCX) and Class I Shares (MMSIX) Summary Prospectus April 30, 2016, as amended January 1, 2017

Before you invest, you may want to review the Praxis Small Cap Index Fund’s prospectus, which contains more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated April 30, 2016, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus and other information about the Fund online at www.praxismutualfunds.com. You can also get this information at no cost by calling 800-977-2947 or by sending an e-mail request to info@everence.com.

Investment Objective

The Small Cap Index Fund seeks to maximize long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 56 of the Fund’s prospectus.

Shareholder Fees	Class A	Class I
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	None
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%	2.00%

	Class A	Class I
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.30%	0.30%
Distribution and Service (12b-1) fees	0.25%	None
Other Expenses[1]	0.71%	0.21%
Total Annual Fund Operating Expenses	1.26%	0.51%
Fee Waiver and/or Expense Reimbursement	(0.13)%	None
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[2]	1.13%	0.51%

1 Effective January 1, 2017, the management fee paid by the Fund to the Adviser was reduced from 0.85 percent to 0.30 percent of the Fund’s daily net assets.

2 Includes indirect expenses of securities of other mutual funds held by the Fund, if any.

3 Everence Capital Management, Inc. (“the Adviser”) has entered into a contractual expense limitation agreement with respect to the Small Cap Index Fund Class A until April 30, 2017. Pursuant to this agreement, the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”), brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) of the Fund to 1.10 percent of the Fund’s average daily net assets. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) to exceed 1.10 percent, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the

22151321

Praxis Small Cap Index Fund

Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$634	$892	$1,168	$1,957
Class I	$52	$164	$285	$640

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75.84 percent of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in U.S. equity securities and seeks to reflect the performance of the U.S. small capitalization equities market, as measured by the S&P® SmallCap 600 Index. As of November 14, 2016, the market capitalization range of the S&P® SmallCap 600 Index was between $80 million and $3.9 billion. Under normal circumstances, the Fund invests at least 80 percent of the value of its assets in securities of, and investments related to, issuers in the Fund’s benchmark index. The Fund seeks to avoid companies that are deemed inconsistent with the stewardship investing core values. In addition, the Adviser uses optimization techniques to select securities according to their contribution to the Fund’s overall objective and to seek to replicate the characteristics of the index. In addition, until January 13, 2017, under normal circumstances, the Fund will invest at least 80 percent of its assets in equity securities of smaller companies. These equity securities include common stocks, preferred stocks, and securities convertible into common stock, rights and warrants. Smaller companies are those with market values at the time of investment between $600 million and $4.5 billion.

Stewardship Investing

The Fund also analyzes potential investments for their ability to reflect certain core social values including:

•	Respecting the dignity and value of all people

•	Building a world at peace and free from violence

•	Demonstrating a concern for justice in a global society

•	Exhibiting responsible management practices

•	Supporting and involving communities

•	Practicing environmental stewardship

Principal Investment Risks

The Fund is subject to market risk, which means the value of the Fund’s shares will fluctuate based on market conditions and shareholders could lose money. The value of the Fund’s shares could decline significantly and unexpectedly, based on many factors, including national and international political or economic conditions and general market conditions. Events in the financial markets and in the broader economy may cause uncertainty and volatility, and may adversely affect Fund performance. Events in one market may impact other markets. Future events may impact the Fund in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. The Fund could underperform other investments. Because the value of the Fund’s investments will fluctuate with market conditions and interest rates, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings.

The Fund is also subject to small capitalization company risk. Small capitalization companies may not have the size, resources or other assets of large capitalization companies. These small capitalization companies may be more vulnerable to economic, market and competitive pressures than larger companies and therefore may respond differently to market events, and may be subject to greater market risks and fluctuations in value than larger companies. Because the Fund is designed to track the performance of an index, securities may be purchased, retained or sold at times when a more actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than if the Fund had a lower weighting to those securities. In addition, the Fund does not hold all securities in the index and the performance of the Fund may vary substantially from the performance of the index due to imperfect correlation between the Fund’s holdings and the index. This is also known as tracking error. Application of screens may contribute to tracking error.

Praxis Small Cap Index Fund

FUND PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year since its inception. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were included, returns would be lower than those shown, as reflected in the table. The table shows how the Fund’s average annual total returns for different periods compared to those of a broad-based securities market index.

Please note that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, the after-tax returns are not relevant.

Class A — Annual Total Return Chart For the Periods Ended December 31, 2015

Best Quarter	Quarter Ended June 30, 2009	17.98%
Worst Quarter	Quarter Ended December 31, 2008	(28.06)%

Average Annual Total Returns
For the Periods Ended December 31, 2015 (with maximum sales charge)	Class A	1 Year	5 Year	Since Inception (May 1, 2007)
Return Before Taxes		(9.57)%	6.15%	3.45%
Return After Taxes on Distributions		(12.55)%	4.25%	2.38%
Return After Taxes on Distributions and Sale of Fund Shares		(2.91)%	4.91%	2.76%
Russell 2000 Index		(4.41)%	9.15%	5.33%
S&P® SmallCap 600 Index		(2.00)%	11.44%	6.79%

Average Annual Total Returns
For the Periods Ended December 31, 2015 (with maximum sales charge)	Class I	1 Year	5 Year	Since Inception (May 1, 2007)
Return Before Taxes		(3.99)%	7.95%	4.59%
Russell 2000 Index		(4.41)%	9.15%	5.33%
S&P® SmallCap 600 Index		(2.00)%	11.44%	6.79%

The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Effective January 1, 2017, the Fund changed its primary benchmark to the S&P® SmallCap 600 Index as the Fund’s investment strategy will focus on closely tracking the index’s return. The S&P® SmallCap 600 Index measures the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

You cannot invest directly in an index. Unlike mutual funds, an index does not incur expenses. If expenses were deducted, the actual returns of an index would be lower.

Praxis Small Cap Index Fund

FUND MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. serves as the investment adviser to the Fund.

Portfolio Manager

Dale Snyder, CFA®, has served as the portfolio manager since January 2017.

PURCHASE OF FUND SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the NYSE is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments Per Fund

Class A

Account Type	Initial	Subsequent
Non-Retirement	$2,500	$100
Retirement	$2,500	$100

The initial investment minimum requirements will be waived:

1) If you establish an automatic investment plan equal to the subsequent investment minimum;

2) If you are contributing to a 403(b), SEP-IRA and SIMPLE IRA accounts.

An annual fee of $25 will be assessed in July to each of your Praxis Fund accounts that fall below $5,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 53 for more information.

The initial investment minimum for Class I shares generally is $100,000. There is no minimum requirement for subsequent investments in Fund Class I shares. The Fund may waive investment minimums for certain investors.

INVESTING IN THE FUNDS

PURCHASE AND SALE OF FUND SHARES

Shares of the Funds have not been registered for sale outside of the United States and are not intended to be marketed or sold to investors domiciled outside of the United States, even if the investors are citizens or lawful permanent residents of the United States. Investors domiciled outside the United States are not eligible to purchase Fund shares.

Purchasing Fund Shares. You generally may buy and sell shares on any day the New York Stock Exchange (“NYSE”) is open (a “Business Day”).

Selling Fund Shares. In general, you may redeem shares on any Business Day:

•	Through your financial intermediary;

•	By writing to Praxis Mutual Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701;

•	Via overnight service Praxis Mutual Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202;

•	Via wire transfer, if you have elected that option on your application, by calling (800) 977-2947; or

•	Via the Systematic Withdrawal Plan, if you have elected this option.

TAX INFORMATION

The Funds intend to make distributions that may be taxed as either ordinary income or capital gains except when you hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawals made from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4